OPERATING LEASE - Schedule of Supplemental Balance Sheet Information Related to Operating Lease (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
OPERATING LEASE
Right-of-use assets, net	¥ 289,628	$ 41,992	¥ 309,085
Operating lease liabilities, current	151,438	21,956	127,531
Operating lease liabilities, non-current	143,591	$ 20,819	183,365
Total operating lease liabilities	¥ 295,029		¥ 310,896
Weighted average remaining lease term (in years)	2 years 7 months 6 days	2 years 7 months 6 days	3 years 3 months 3 days
Weighted average discount rate	4.81%	4.81%	4.82%